------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 31, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-35, Mortgage Pass-Through Certificates, Series 2002-35).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-92152               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On December 31, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-35.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated December 23, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-35.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

Arizona                           22         $  10,250,950.07       3.03%
California                       304         $ 144,768,241.02      42.83%
Colorado                          22         $   9,596,453.52       2.84%
Florida                           18         $   8,139,810.93       2.41%
Illinois                          25         $  10,956,398.81       3.24%
Maryland                          28         $  12,387,242.46       3.66%
Massachusetts                     24         $  12,109,424.78       3.58%
Michigan                          16         $   8,514,904.26       2.52%
New Jersey                        31         $  14,405,062.45       4.26%
New York                          26         $  10,300,832.47       3.05%
Texas                             26         $  12,006,872.17       3.55%
Virginia                          36         $  15,740,525.34       4.66%
Other (less than 2%)             157         $  68,868,790.37      20.37%
                           -------------------------------------------------
                                 735         $ 338,045,508.65     100.00%

----------
(1) The Other row in the preceding table includes 29 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.287% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

CLUES Plus                       47          $  18,956,595.04       5.61%
Full/Alternative                417          $ 200,981,229.60      59.45%
No Income/No Asset                5          $   1,564,497.79       0.46%
Reduced                         238          $ 104,530,314.22      30.92%
Stated Income/Stated Asset        5          $   1,608,700.00       0.48%
Streamlined                      23          $  10,404,172.00       3.08%
                           -------------------------------------------------
                                735          $ 338,045,508.65     100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                          6         $   1,975,824.88        0.58%
Hi-rise Condo                      3         $   1,461,747.94        0.43%
Low-rise Condo                    17         $   7,843,134.95        2.32%
Planned Urban Development        153         $  69,415,514.18       20.53%
Single Family Residence          556         $ 257,349,286.70       76.13%
                                -----------------------------------------------
                                 735         $ 338,045,508.65      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

        5.375                  10           $  5,300,594.00          1.57%
        5.500                  30           $ 14,403,090.89          4.26%
        5.625                  32           $ 15,527,361.64          4.59%
        5.750                 196           $ 91,994,862.94         27.21%
        5.875                 247           $118,964,656.10         35.19%
        6.000                 113           $ 49,844,312.56         14.74%
        6.125                  36           $ 13,964,010.42          4.13%
        6.250                  30           $ 13,304,530.79          3.94%
        6.375                   7           $  2,454,098.93          0.73%
        6.500                  12           $  4,008,069.12          1.19%
        6.625                   8           $  3,624,045.52          1.07%
        6.750                   6           $  2,383,314.69          0.71%
        6.875                   4           $  1,100,738.90          0.33%
        7.000                   2           $    415,100.00          0.12%
        7.500                   1           $    326,012.59          0.10%
        7.625                   1           $    430,709.56          0.13%
                       ---------------------------------------------------
                              735           $338,045,508.65        100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.8829% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.8832% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance           174             $ 76,813,571.72       22.72%
Purchase                      63             $ 30,701,295.23        9.08%
Rate/Term Refinance          498             $203,530,641.70       68.20%
                            ---------------------------------------------------
                             735             $338,045,508.65      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                202          $ 95,391,330.29          28.22%
50.01 to 55.00                63          $ 31,965,788.97           9.46%
55.01 to 60.00                74          $ 33,980,431.59          10.05%
60.01 to 65.00                58          $ 25,322,155.72           7.49%
65.01 to 70.00                98          $ 46,213,964.85          13.67%
70.01 to 75.00               107          $ 49,326,956.63          14.59%
75.01 to 80.00               117          $ 50,340,361.81          14.89%
80.01 to 85.00                 4          $  1,393,024.88           0.41%
85.01 to 90.00                10          $  3,386,064.08           1.00%
90.01 to 95.00                 2          $    725,429.83           0.21%
                       --------------------------------------------------
                             735          $338,045,508.65         100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 59.68%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                      5           $   2,229,473.48        0.66%
Owner Occupied                709           $ 326,306,255.56       96.53%
Second/Vacation Home           21           $   9,509,779.61        2.81%
                        --------------------------------------------------
                              735           $ 338,045,508.65      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
$150,000.01  - $200,000.00        7           $ 1,254,450.41       0.37%
$200,000.01  - $250,000.00        2             $ 454,699.67       0.13%
$250,000.01  - $300,000.00        2             $ 574,240.59       0.17%
$300,000.01  - $350,000.00      146          $ 48,234,251.48      14.27%
$350,000.01  - $400,000.00      166          $ 62,414,421.13      18.46%
$400,000.01  - $450,000.00      119          $ 50,660,496.41      14.99%
$450,000.01  - $500,000.00       88          $ 41,918,297.32      12.40%
$500,000.01  - $550,000.00       65          $ 34,217,911.96      10.12%
$550,000.01  - $600,000.00       47          $ 27,399,568.40       8.11%
$600,000.01  - $650,000.00       51          $ 32,499,506.05       9.61%
$650,000.01  - $700,000.00        4           $ 2,754,363.88       0.81%
$700,000.01  - $750,000.00        5           $ 3,623,574.70       1.07%
$750,000.01  - $1,000,000.00     29          $ 25,811,677.35       7.64%
$1,000,000.01- $1,500,000.00      2           $ 2,535,000.00       0.75%
$1,500,000.01- $2,000,000.00      2           $ 3,693,049.30       1.09%
                             -------------------------------------------------
                                735         $ 338,045,508.65     100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $459,926.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        180                  500          $ 232,114,588.03         68.66%
        179                  126          $  58,782,365.20         17.39%
        178                   37          $  16,067,443.20          4.75%
        177                   25          $  10,450,918.08          3.09%
        176                   16          $   6,730,682.82          1.99%
        175                    3          $   1,364,943.19          0.40%
        174                    4          $   1,508,956.24          0.45%
        173                    1          $     277,350.83          0.08%
        172                    3          $   1,498,988.71          0.44%
        169                    1          $     319,510.50          0.09%
        120                    5          $   2,108,100.00          0.62%
        119                    6          $   3,309,121.59          0.98%
        118                    4          $   1,857,436.68          0.55%
        117                    1          $     618,947.15          0.18%
        116                    2          $     725,697.46          0.21%
        115                    1          $     310,458.97          0.09%
                            --------------------------------------------------
                             735          $ 338,045,508.65        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 178 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

California                       550         $ 249,930,819.22      58.64%
Colorado                          38         $  16,266,519.57       3.82%
Massachusetts                     35         $  17,255,710.37       4.05%
New Jersey                        26         $  11,385,720.46       2.67%
New York                          20         $   9,435,225.00       2.21%
Texas                             20         $   9,157,549.81       2.15%
Virginia                          31         $  14,401,706.30       3.38%
Other (less than 2%)             213         $  98,349,583.68      23.08%
                           -------------------------------------------------
                                 933         $ 426,182,834.41     100.00%

-------------
(1) The Other row in the preceding table includes 33 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.949 of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

CLUES Plus                       30          $  11,944,286.88       2.80%
Full/Alternative                754          $ 346,722,187.67      81.36%
Reduced                         112          $  49,588,167.86      11.64%
Streamlined                      37          $  17,928,192.00       4.21%
                           -------------------------------------------------
                                933          $ 426,182,834.41     100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                          9         $   4,525,100.00        1.06%
Hi-rise Condo                      2         $     934,000.00        0.22%
Low-rise Condo                    33         $  13,673,007.61        3.21%
Planned Urban Development        238         $ 103,768,230.59       24.35%
Single Family Residence          651         $ 303,282,496.21       71.16%
                                -----------------------------------------------
                                 933         $ 426,182,834.41      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

        5.625                   1           $    355,000.00          0.08%
        5.750                   2           $    950,596.99          0.22%
        5.875                   6           $  2,216,500.00          0.52%
        6.000                  22           $  9,601,760.00          2.25%
        6.125                  97           $ 46,075,125.44         10.81%
        6.250                 241           $110,372,457.50         25.90%
        6.375                 284           $130,925,686.45         30.72%
        6.500                 157           $ 71,269,756.38         16.72%
        6.625                  68           $ 30,884,894.54          7.25%
        6.750                  34           $ 14,325,289.09          3.36%
        6.875                  17           $  7,508,172.07          1.76%
        7.000                   2           $    797,675.95          0.19%
        7.250                   1           $    359,920.00          0.08%
        8.000                   1           $    540,000.00          0.13%
                               -------------------------------------------------
                              933           $426,182,834.41        100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 6.367 per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.370 per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance           203             $ 88,032,628.61       20.66%
Purchase                     235             $103,162,614.52       24.21%
Rate/Term Refinance          495             $234,987,591.28       55.14%
                            ---------------------------------------------------
                             933             $426,182,834.41      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                 92          $ 47,579,662.72          11.16%
50.01 to 55.00                43          $ 18,958,881.65           4.45%
55.01 to 60.00                58          $ 27,147,529.66           6.37%
60.01 to 65.00                70          $ 32,982,221.14           7.74%
65.01 to 70.00               130          $ 61,554,564.81          14.44%
70.01 to 75.00               156          $ 70,169,928.13          16.46%
75.01 to 80.00               344          $152,308,022.85          35.74%
80.01 to 85.00                 9          $  3,277,704.70           0.77%
85.01 to 90.00                18          $  7,543,989.92           1.77%
90.01 to 95.00                13          $  4,660,328.83           1.09%
                       --------------------------------------------------
                             933          $426,182,834.41         100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.84.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Owner Occupied             915              $418,093,628.05         98.10%
Second Vacation Home        18                 8,089,206.36          1.90%
                       ---------------------------------------------------------
                           933              $426,182,834.41        100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of      Aggregate Principal    Percent of
Loan Amounts                Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

  $300,000.01 to $350,000.00     142          $    48,031,118.45         11.27%
  $350,000.01 to $400,000.00     284          $   106,778,339.74         25.05%
  $400,000.01 to $450,000.00     156          $    66,176,917.85         15.53%
  $450,000.01 to $500,000.00     110          $    52,215,374.09         12.25%
  $500,000.01 to $550,000.00      70          $    37,080,695.94          8.70%
  $550,000.01 to $600,000.00      58          $    33,510,620.51          7.86%
  $600,000.01 to $650,000.00      55          $    34,872,945.33          8.18%
  $650,000.01 to $700,000.00      10          $     6,794,100.00          1.59%
  $700,000.01 to $750,000.00      14          $    10,211,377.47          2.40%
  $750,000.01 to $1,000,000.00    33          $    29,016,345.03          6.81%
$1,000,000.01 to $1,500,000.00     1          $     1,495,000.00          0.35%
                       --------------------------------------------------------
                                 933          $   426,182,834.41        100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $456,788.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
--------------------------------------------------------------------------------

     360                    764            $   352,201,698.18         82.64%
     359                    129            $    55,233,663.05         12.96%
     358                     11            $     5,277,007.91          1.24%
     357                      2            $     1,333,840.34          0.31%
     356                      1            $       349,050.78          0.08%
     354                      1            $       398,003.83          0.09%
     300                      3            $     1,249,600.00          0.29%
     240                     21            $     9,715,850.00          2.28%
     239                      1            $       424,120.32          0.10%
                         -------------------------------------------------------
                            933            $   426,182,834.41         100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 357 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                          Number of        Aggregate Principal     Percent of
State                  Mortgage Loans      Balance Outstanding     Loan Group 3
--------------------------------------------------------------------------------

Arizona                       11           $    5,084,651.80            3.00%
California                   126           $   56,698,593.22           33.43%
Colorado                      11           $    5,162,897.54            3.04%
Florida                       19           $    8,324,870.89            4.91%
Georgia                        7           $    3,418,765.11            2.02%
Indiana                        7           $    3,853,842.93            2.27%
Maryland                      19           $    7,926,856.96            4.67%
Massachusetts                 12           $    5,680,170.47            3.35%
New Jersey                    16           $    6,746,043.41            3.98%
New York                      14           $    5,788,303.18            3.41%
Tennessee                      6           $    3,587,951.57            2.12%
Texas                         29           $   12,860,809.38            7.58%
Virginia                      12           $    5,316,914.49            3.13%
Washington                    11           $    5,093,659.67            3.00%
Other (less than 2%)          70           $   34,080,925.37           20.09%
                      ----------------------------------------------------------
                             370           $  169,625,255.99          100.00%

------------------

(1) The other row in the preceding table includes 24 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.417% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                              Number of      Aggregate Principal   Percent of
Type of Program             Mortgage Loans   Balance Outstanding   Loan Group 3
--------------------------------------------------------------------------------

CLUES Plus                         26        $    10,776,639.70        6.35%
Full/Alternative                  219        $   105,085,816.89       61.95%
No Income/No Asset                  3        $       916,544.46        0.54%
Reduced                           116        $    50,525,304.94       29.79%
Stated Income Stated Asset          1        $       350,000.00        0.21%
Streamlined                         5        $     1,970,950.00        1.16%
                           -----------------------------------------------------
                                  370        $   169,625,255.99      100.00%

                        Types of Mortgaged Properties

-------------------------------------------------------------------------------
                              Number of      Aggregate Principal   Percent of
Property Type               Mortgage Loans   Balance Outstanding   Loan Group 3
--------------------------------------------------------------------------------

Hi-rise Condo                     2         $       822,117.43         0.48%
Low-rise Condo                    9         $     4,079,387.00         2.40%
Planned Urban Development        83         $    37,395,957.75        22.05%
Single Family Residence         276         $   127,327,793.81        75.06%
                           -----------------------------------------------------
                                370         $   169,625,255.99       100.00%

                              Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of       Aggregate Principal    Percent of
  Mortgage Rates(%)       Mortgage Loans    Balance Outstanding    Loan Group 3
--------------------------------------------------------------------------------

        5.250                   8           $     3,317,956.26        1.96%
        5.375                   5           $     2,375,000.00        1.40%
        5.500                  55           $    25,669,325.24       15.13%
        5.625                  85           $    41,220,383.14       24.30%
        5.750                  84           $    38,043,944.85       22.43%
        5.875                  36           $    15,322,960.77        9.03%
        6.000                  44           $    19,039,189.86       11.22%
        6.125                  23           $    10,960,021.74        6.46%
        6.250                   7           $     3,781,982.70        2.23%
        6.375                   5           $     2,626,573.31        1.55%
        6.500                   8           $     3,371,767.22        1.99%
        6.625                   4           $     1,711,706.24        1.01%
        6.750                   3           $       937,034.14        0.55%
        6.875                   1           $       335,340.49        0.20%
        7.000                   1           $       330,653.51        0.19%
        7.375                   1           $       581,416.52        0.34%
                       ---------------------------------------------------------
                             370            $   169,625,255.99      100.00%

------------------

(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.791% per annum.

                          Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
  Loan Purpose         Mortgage Loans     Balance Outstanding     Loan Group 3
--------------------------------------------------------------------------------

Cash-Out Refinance           59           $    28,123,211.73         16.58%
Purchase                     28           $    11,860,095.31          6.99%
Rate/Term Refinance         283           $   129,641,948.95         76.43%
                       ---------------------------------------------------------
                            370           $   169,625,255.99        100.00%

                     Original Loan to Value Ratios(1)(2)

-------------------------------------------------------------------------------
 Range of
 Original Loan-to          Number of       Aggregate Principal     Percent of
 Value Ratios (%)       Mortgage Loans     Balance Outstanding     Loan Group 3
------------------------------------------------------------------------------

50.00 or Less                 105          $    49,741,275.63         29.32%
50.01 to 55.00                 28          $    12,076,775.69          7.12%
55.01 to 60.00                 39          $    18,672,184.48         11.01%
60.01 to 65.00                 44          $    19,810,870.72         11.68%
65.01 to 70.00                 58          $    27,701,793.49         16.33%
70.01 to 75.00                 41          $    19,005,333.95         11.20%
75.01 to 80.00                 52          $    21,560,453.54         12.71%
80.01 to 85.00                  2          $       721,228.00          0.43%
85.01 to 90.00                  1          $       335,340.49          0.20%
                    ------------------------------------------------------------
                              370          $   169,625,255.99        100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 58.86%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                               Occupancy Types(1)

--------------------------------------------------------------------------------
                         Number of        Aggregate Principal     Percent of
Occupancy Types        Mortgage Loans     Balance Outstanding     Loan Group 3
--------------------------------------------------------------------------------

Investment                    4           $     1,907,184.48          1.12%
Owner Occupied              347           $   157,414,498.38         92.80%
Second/Vacation Home         19           $    10,303,573.13          6.07%
                      ----------------------------------------------------------
                            370           $   169,625,255.99        100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

--------------------------------------------------------------------------------
 Range of
 Current Mortgage                Number of     Aggregate Principal  Percent of
 Loan Amount                  Mortgage Loans   Balance Outstanding  Loan Group 3
--------------------------------------------------------------------------------

  $150,000.01 -   $200,000.00        2         $       325,969.78        0.19%
  $250,000.01 -   $300,000.00        2         $       561,138.24        0.33%
  $300,000.01 -   $350,000.00       69         $    22,957,608.97       13.53%
  $350,000.01 -   $400,000.00       95         $    36,022,062.53       21.24%
  $400,000.01 -   $450,000.00       58         $    24,649,953.10       14.53%
  $450,000.01 -   $500,000.00       49         $    23,498,613.64       13.85%
  $500,000.01 -   $550,000.00       25         $    13,327,732.55        7.86%
  $550,000.01 -   $600,000.00       18         $    10,442,896.18        6.16%
  $600,000.01 -   $650,000.00       32         $    20,393,371.19       12.02%
  $650,000.01 -   $700,000.00        3         $     2,033,749.50        1.20%
  $700,000.01 -   $750,000.00        3         $     2,169,954.61        1.28%
  $750,000.01 - $1,000,000.00       12         $    10,998,754.18        6.48%
$1,000,000.01 - $1,500,000.00        2         $     2,243,451.52        1.32%
                              --------------------------------------------------
                                   370         $   169,625,255.99      100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $458.447.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 3
--------------------------------------------------------------------------------

     180                    219            $    98,254,901.00         57.92%
     179                    107            $    51,642,425.18         30.45%
     178                     25            $    10,445,397.06          6.16%
     177                      6            $     2,517,019.28          1.48%
     176                      1            $       468,818.40          0.28%
     175                      1            $       590,009.10          0.35%
     173                      2            $       939,745.04          0.55%
     171                      1            $       368,228.66          0.22%
     168                      1            $       479,004.60          0.28%
     120                      2            $       880,000.00          0.52%
     119                      4            $     2,643,613.74          1.56%
     118                      1            $       396,093.93          0.23%
                         -------------------------------------------------------
                            370            $   169,625,255.99        100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 178 months.

                          FINAL POOL TABLES, GROUP 4

                  State Distribution of Mortgaged Properties(1)

--------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
State                     Mortgage Loans    Balance Outstanding   Loan Group 4
--------------------------------------------------------------------------------

California                       157        $    72,511,737.46      42.64%
Colorado                          14        $     5,790,534.65       3.40%
Florida                            9        $     4,870,740.49       2.86%
Illinois                          15        $     6,942,271.54       4.08%
Maryland                          18        $     7,538,090.77       4.43%
Massachusetts                     11        $     5,655,900.00       3.33%
Michigan                           8        $     4,506,650.00       2.65%
New Jersey                        16        $     6,283,975.13       3.70%
New York                          12        $     4,945,874.11       2.91%
Texas                             19        $     8,884,512.42       5.22%
Utah                               8        $     3,775,686.81       2.22%
Washington                        13        $     5,709,523.38       3.36%
Other (less than 2%)              70        $    32,648,050.52      19.20%
                        --------------------------------------------------------
                                 370        $   170,063,547.28     100.00%

------------------

(1) The other row in the preceding table includes 25 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 1.814% of the mortgage loans will be secured by mortgaged properties in any one postal zip code area.

                   Documentation Program for Mortgage Loans

--------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 4
--------------------------------------------------------------------------------

CLUES Plus                       20        $     8,251,942.68       4.85%
Full/Alternative                200        $    96,225,412.03      56.58%
No Income/No Asset                6        $     2,543,892.35       1.50%
Reduced                         125        $    53,887,953.22      31.69%
Stated Income/Stated Asset        1        $       479,500.00       0.28%
Streamlined                      18        $     8,674,847.00       5.10%
                        --------------------------------------------------------
                                370        $   170,063,547.28     100.00%

                        Types of Mortgaged Properties

--------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
Property Type             Mortgage Loans    Balance Outstanding   Loan Group 4
--------------------------------------------------------------------------------

2-4 Units                         2         $       959,000.00       0.56%
Hi-rise Condo                     1         $       590,000.00       0.35%
Low-rise Condo                    5         $     2,182,500.00       1.28%
Planned Urban Development        73         $    33,114,685.51      19.47%
Single Family Residence         289         $   133,217,361.77      78.33%
                          ------------------------------------------------------
                                370         $   170,063,547.28     100.00%

                              Mortgage Rates(1)

--------------------------------------------------------------------------------
                            Number of       Aggregate Principal    Percent of
  Mortgage Rates(%)       Mortgage Loans    Balance Outstanding    Loan Group 4
--------------------------------------------------------------------------------

        5.250                   5           $     1,848,000.00        1.09%
        5.375                   7           $     3,194,215.99        1.88%
        5.500                  25           $    11,999,760.81        7.06%
        5.625                 114           $    52,980,599.62       31.15%
        5.750                 100           $    45,060,205.33       26.50%
        5.875                  53           $    22,473,706.73       13.21%
        6.000                  25           $    12,499,627.94        7.35%
        6.125                  23           $    10,347,591,15        6.08%
        6.250                   8           $     4,290,401.00        2.52%
        6.375                   3           $     1,398,917.75        0.82%
        6.500                   1           $       331,040.00        0.19%
        6.625                   1           $       479,500.00        0.28%
        6.875                   1           $     1,500,000.00        0.88%
        7.250                   1           $       348,000.00        0.20%
        7.500                   3           $     1,311,980.96        0.77%
                       ---------------------------------------------------------
                              370           $   170,063,547.28      100.00%

------------------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.787% per annum.

                          Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
 Loan Purpose            Mortgage Loans    Balance Outstanding    Loan Group 4
--------------------------------------------------------------------------------

Cash-Out Refinance             85          $     37,281,399.25       21.92%
Purchase                       33          $     15,982,772.70        9.40%
Rate/Term Refinance           252          $    116,799,375.33       68.68%
                       ---------------------------------------------------------
                              370          $    170,063,547.28      100.00%

                     Original Loan to Value Ratios(1)(2)

--------------------------------------------------------------------------------
 Range of
 Original Loan-to          Number of       Aggregate Principal     Percent of
 Value Ratios (%)       Mortgage Loans     Balance Outstanding     Loan Group 4
--------------------------------------------------------------------------------

50.00 or Less                  91          $    43,566,909.07         25.62%
50.01 to 55.00                 34          $    15,417,105.02          9.07%
55.01 to 60.00                 30          $    14,262,840.10          8.39%
60.01 to 65.00                 40          $    18,086,744.21         10.64%
65.01 to 70.00                 54          $    25,555,093.63         15.03%
70.01 to 75.00                 53          $    24,120,344.48         14.18%
75.01 to 80.00                 60          $    26,184,353.17         15.40%
80.01 to 85.00                  2          $       691,838.77          0.41%
85.01 to 90.00                  4          $     1,496,695.82          0.88%
90.01 to 95.00                  2          $       681,623.01          0.40%
                    ------------------------------------------------------------
                              370          $   170,063,547.28        100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.90%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 4 that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of       Aggregate Principal     Percent of
Occupancy Types          Mortgage Loans     Balance Outstanding     Loan Group 4
--------------------------------------------------------------------------------

Owner Occupied                 359          $   165,493,414.14         97.31%
Second/Vacation Home            11          $     4,570,133.14          2.69%
                        --------------------------------------------------------
                               370          $   170,063,547.28        100.00%

------------------

(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

--------------------------------------------------------------------------------
 Range of
 Current Mortgage                Number of     Aggregate Principal  Percent of
 Loan Amount                  Mortgage Loans   Balance Outstanding  Loan Group 4
--------------------------------------------------------------------------------

  $150,000.01 -   $200,000.00        2         $       363,919.99        0.21%
  $250,000.01 -   $300,000.00        1         $       300,000.00        0.18%
  $300,000.01 -   $350,000.00       60         $    19,892,645.18       11.70%
  $350,000.01 -   $400,000.00      101         $    38,149,143.54       22.43%
  $400,000.01 -   $450,000.00       67         $    28,580,750.34       16.81%
  $450,000.01 -   $500,000.00       43         $    20,557,609.98       12.09%
  $500,000.01 -   $550,000.00       36         $    18,852,438.99       11.09%
  $550,000.01 -   $600,000.00       14         $     8,053,502.35        4.74%
  $600,000.01 -   $650,000.00       23         $    14,559,746.39        8.56%
  $650,000.01 -   $700,000.00        2         $     1,331,386.81        0.78%
  $700,000.01 -   $750,000.00        6         $     4,378,000.00        2.57%
  $750,000.01 - $1,000,000.00       13         $    11,944,403.71        7.02%
$1,000,000.01 - $1,500,000.00        1         $     1,500,000.00        0.88%
$1,500,000.01 - $2,000,000.00        1         $     1,600,000.00        0.94%
                              --------------------------------------------------
                                   370         $   170,063,547.28      100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $459,631.

                        Remaining Terms to Maturity(1)

--------------------------------------------------------------------------------
Remaining Terms             Number of       Aggregate Principal    Percent of
To Maturity (months)     Mortgage Loans     Balance Outstanding    Loan Group 4
--------------------------------------------------------------------------------

          180                 274            $   127,376,328.56       74.90%
          179                  51            $    22,100,608.54       13.00%
          178                  18            $     7,438,976.68        4.37%
          176                   1            $       626,021.86        0.37%
          175                   1            $       440,900.84        0.26%
          174                   1            $       372,852.35        0.22%
          173                   1            $       313,106.75        0.18%
          120                  16            $     7,845,685.00        4.61%
          119                   5            $     2,757,773.12        1.62%
          118                   2            $       791,293.58        0.47%
                        -------------------------------------------------------
                              370            $   170,063,547.28      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 4 is expected to be approximately 176 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  January 15, 2003



                                        5